SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  November 2, 2004

Bio-One Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31889	65-0815746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Winter Springs Boulevard, Winter Springs, Florida  32708

(Address of principal executive offices)(Zip code)

(407) 977-1005

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)

Previous Independent Accountants

(1)

(i)

Effective November 2, 2004, Tschopp, Whitcomb & Orr, P.A. resigned as the independent certified public accountants of Bio-One Corporation (the “Registrant”), which was necessitated by Tschopp, Whitcomb & Orr, P.A.’s insurance carrier’s reluctance/refusal to insure it for Securities and Exchange Commission work.

(ii)

Tschopp, Whitcomb & Orr, P.A.’s report on the Registrant’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

(iii)

The Registrant’s Board of Directors and its Audit Committee recommended and approved the change in accountants.

(iv)

During the Registrant’s most recent two fiscal years, as well as the subsequent interim period through November 2, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

(v)

During the Registrant’s most recent two fiscal years, as well as the subsequent interim period through November 2, 2004, Tschopp, Whitcomb & Orr, P.A. did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

(vi)

The Registrant requested Tschopp, Whitcomb & Orr, P.A. to furnish a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

(b)

New Independent Accountants

On November 30, 2004, the Registrant engaged Moore Stephens Lovelace, PA (“Moore Stephens Lovelace”) as its principal accountant to audit the Registrant’s financial statements. The Registrant did not consult Moore Stephens Lovelace on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant’s two most recent fiscal years or any subsequent interim period prior to engaging Moore Stephens Lovelace.

Item 9.01.   Financial Statements And Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits

Exhibit	Description	Location
99.1	Letter dated December 10, 2004, from Tschopp, Whitcomb & Orr, P.A.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-ONE CORPORATION

Date: December 10, 2004	By: /s/ Armand Dauplaise
Name: Armand Dauplaise
Its: President, Chief Executive Officer and
Chief Financial Officer

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